NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Property and Equipment (Policies)	12 Months Ended
Jun. 30, 2018
Policies
Property and Equipment

Property and Equipment

Property and equipment are stated at cost. The straight-line depreciation method is used to compute depreciation over the estimated useful lives of the assets, as follows:

Useful Life
Buildings	10 years
Leasehold improvement	10 years
Machinery equipment	5 - 10 years
Transportation vehicles	5 years
Office equipment and furniture	5 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the consolidated statements of income and other comprehensive income in other income or expenses.